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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  APRIL 3, 2003


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-12641                45-0306084
       (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


       2829 SOUTH UNIVERSITY DRIVE
           FARGO, NORTH DAKOTA                                     58103
(Address of principal executive offices)                        (Zip Code)

                                 (701) 239-8730
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

              Not Applicable.

         (b) Pro Forma Financial Information.
             --------------------------------

              Not Applicable.

         (c) Exhibits.
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                  Exhibit No.      Description
                  -----------      -----------

                     99.1          Press Release dated April 3, 2003
                                   (filed herewith).


ITEM 9.  REGULATION FD DISCLOSURE

On April 3, 2003, the Company issued a press release announcing its fourth quarter and fiscal year 2003 results of operations. Attached hereto as Exhibit
99.1 is a copy of the Company's press release dated April 3, 2003 announcing the Company's results of operations.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RDO EQUIPMENT CO.


                                 By: /s/ Steven B. Dewald
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                                         Steven B. Dewald
                                         Chief Financial Officer

Dated:  April 4, 2003



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                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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        EXHIBIT NO.       DESCRIPTION
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           99.1           Press Release dated April 3, 2003 (filed herewith).